THIS AGREEMENT,  made and entered into as of the day of _____ __,
        1998 by and among [NAME OF INSURANCE COMPANY] (hereinafter the "Company"), an _______ corporation, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and MORGAN STANLEY UNIVERSAL FUNDS, INC. (hereinafter the "Fund"), a Maryland corporation, and MORGAN STANLEY ASSET MANAGEMENT INC. and MILLER ANDERSON & SHERRERD, LLP (hereinafter collectively the "Advisers" and individually the "Adviser"), a Delaware corporation and a Pennsylvania limited liability partnership, respectively.

        WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as (i) the investment vehicle for separate accounts established by insurance companies for individual and group life insurance policies and annuity contracts with variable accumulation and/or pay-out provisions (hereinafter referred to individually and/or collectively as "Variable Insurance Products") and (ii) the investment vehicle for certain qualified pension and retirement plans (hereinafter "Qualified Plans"); and

        WHEREAS, insurance companies desiring to utilize the Fund as an investment vehicle under their Variable Insurance Contracts enter into participation agreements with the Fund and the Advisers (the "Participating Insurance Companies");

        WHEREAS, shares of the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

        WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated September 19, 1996 (File No. 812-10118), granting
Participating Insurance Companies and Variable Insurance Product separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by Variable Annuity Product separate accounts of both affiliated and unaffiliated life insurance companies and Qualified Plans (hereinafter the "Shared Funding Exemptive Order"); and

        WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

        WHEREAS, each Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

        WHEREAS, each Adviser manages certain Portfolios of the Fund; and

        WHEREAS, Morgan Stanley & Co. Incorporated (the "Underwriter") is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD") and serves as principal underwriter of the shares of the Fund; and

        WHEREAS, the Company has registered or will register certain Variable Insurance Products under the 1933 Act; and

        WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution or under authority of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Variable Insurance Product; and

        WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

        WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase, on behalf of each Account, shares in the Portfolios set forth in Schedule B attached to this Agreement, to fund certain of the aforesaid Variable Insurance Products and the Underwriter is authorized to sell such shares to each such Account at net asset value;

        NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:


                       ARTICLE I. Purchase of Fund Shares

        1.1. The Fund agrees to make available for purchase by the Company shares of the Fund and shall execute orders placed for each Account on a daily basis at the net asset value next computed after receipt by the Fund or its designee of such order. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 10:00 a.m. Eastern time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

        1.2. The Fund, so long as this Agreement is in effect, agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Directors of the Fund (hereinafter the "Board") may refuse to permit the Fund to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

        1.3. The Fund agrees that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts and to certain Qualified Plans. No shares of any Portfolio will be sold to the general public.

        1.4. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this
Section 1.4, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of such request for redemption on the next following Business Day.

        1.5. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Variable Insurance Products issued by the Company, under which amounts may be invested in the Fund (hereinafter the "Contracts"), are listed on Schedule A attached hereto and incorporated herein by reference, as such Schedule A may be amended from time to time by mutual written agreement of all of the parties hereto. The Company will give the Fund and the Adviser 45 days written notice of its intention to make available in the future, as a funding vehicle under the Contracts, any other investment company.

        1.6. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purposes of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

        1.7. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

        1.8. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

        1.9. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Eastern time) and shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern time.

                   ARTICLE II. Representations and Warranties

        2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section [Citation of state separate account law] and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

        2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Maryland and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

        2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

        2.4. The Company represents that the Contracts are currently treated as life insurance policies or annuity contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

        2.5. The Fund represents that to the extent that it decides to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Fund undertakes to have a board of directors, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

        2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Maryland and the Fund represents that their respective operations are and shall at all times remain in material compliance with the laws of the State of Maryland to the extent required to perform this Agreement.

        2.7. The Fund represents that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.

        2.8. Each Adviser represents and warrants that it is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that it will perform its obligations for the Fund in compliance in all material respects with the laws of its state of domicile and any applicable state and federal securities laws.

        2.9. The Fund represents and warrants that its directors, officers, employees, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid blanket fidelity bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

        2.10. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage, in an amount not less $5 million. The aforesaid includes coverage for larceny and embezzlement is issued by a reputable bonding company. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.


 ARTICLE III. Prospectuses, Reports to Shareholders and Proxy Statements; Voting

        3.1. The Fund or its designee shall provide the Company with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies the Fund shall provide camera-ready film or computer diskettes containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the statement of additional information for the Fund and the statement of additional information for the Contracts printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

        3.2. Except as provided in this Section 3.2., all expenses of preparing, setting in type and printing and distributing Fund prospectuses and statements of additional information shall be the expense of the Company. For prospectuses and statements of additional information provided by the Company to its existing owners of Contracts who currently own shares of one or more of the Fund's Portfolios, in order to update disclosure as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the Company chooses to receive camera-ready film or computer diskettes in lieu of receiving printed copies of the Fund's prospectus, the Fund shall bear the cost of typesetting to provide the Fund's prospectus to the
               Company in the format in which the Fund is accustomed to formatting prospectuses, and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses. In such event, the Fund will reimburse the Company in an amount equal to the product of x and y where x is the number of such prospectuses distributed to owners of the Contracts who currently own shares of one or more of the Fund's Portfolios, and y is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's statement of additional information. The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of printing, typesetting, and distributing any prospectuses or statements of additional information other than those actually distributed to existing owners of the Contracts who currently own shares of one or more of the Fund's Portfolios.

        3.3. The Fund's statement of additional information shall be obtainable from the Fund, the Company or such other person as the Fund may designate, as agreed upon by the parties.

        3.4. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and statements of additional information, which are covered in section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

        3.5. If and to the extent required by law the Company shall:

                    (i)  solicit voting instructions from Contract owners;

                    (ii) vote the Fund shares in  accordance  with  instructions received from Contract owners; and

                    (iii)vote Fund  shares for which no  instructions  have been received in the same proportion as Fund shares of such Portfolio for which instructions have been received,

so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. The Fund and the Company shall follow the procedures, and shall have the corresponding responsibilities, for the handling of proxy and voting instruction solicitations, as set forth in Schedule C attached hereto and incorporated herein by reference. Participating Insurance Companies shall be responsible for ensuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule C, which standards will also be provided to the other Participating Insurance Companies.

        3.6. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the Commission may promulgate with respect thereto.

        3.7. The Fund shall use reasonable efforts to provide Fund prospectuses, reports to shareholders, proxy materials and other Fund communications (or camera-ready equivalents) to the Company sufficiently in advance of the Company's mailing dates to enable the Company to complete, at reasonable cost, the printing, assembling and/or distribution of the communications in accordance with applicable laws and regulations.


                   ARTICLE IV. Sales Material and Information

        4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or the Adviser(s) is named, at least ten Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within ten Business Days after receipt of such material.

        4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund.

        4.3. The Fund or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s) is named at least ten Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material.

        4.4. The Fund and the Advisers shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts, other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

        4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, which are relevant to the Company or the Contracts.

        4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the investment in the Fund under the Contracts.

        4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials.



                          ARTICLE V. Fees and Expenses

        5.1. The Fund shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing.

        5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. Except as otherwise set forth in the Section 3.2 of this Agreement, the Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders, the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

        5.3. The Company shall bear the expenses of distributing the Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company.


                           ARTICLE VI. Diversification

        6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 817-5.


                        ARTICLE VII. Potential Conflicts

        7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by Variable Insurance Product owners; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

        7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

        7.3. If it is determined by a majority of the Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance policy owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

        7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account (at the Company's expense); provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.


        7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

        7.6. For purposes of Sections 7.3 through 7.5 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict.

        7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.



                          ARTICLE VIII. Indemnification

        8.1.  Indemnification By The Company

        8.1(a) The Company agrees to indemnify and hold harmless the Fund and each member of the Board and officers, and each Adviser and each director and officer of each Adviser, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

                                   (i) arise out of or are based upon any untrue
               statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

                                  (ii) arise out of or as a result of statements
               or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund or an Adviser) or unlawful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

                                 (iii) arise out of or as a result of any untrue
               statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company; or

                                 (iv) arise as a result of any  failure  by  the
               Company to provide the services and furnish the materials under the terms of this Agreement; or

                                 (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

                      8.1(b).  The  Company  shall  not  be  liable  under  this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

                      8.1(c).  The  Company  shall  not  be  liable  under  this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                      8.1(d).  The Indemnified  Parties will promptly notify the
               Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

                      8.2.  Indemnification by the Advisers

                      8.2(a).   Each  Adviser  agrees,   with  respect  to  each
               Portfolio that it manages, to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of shares of the Portfolio that it manages or the Contracts and:

                                    (i)  arise  out of or  are  based  upon  any
                             untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

                                    (ii)   arise  out  of  or  as  a  result  of
                             statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or persons under its control and other than statements or representations authorized by the Company) or unlawful conduct of the Fund, Adviser(s) or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Portfolio shares; or

                                    (iii)  arise  out of or as a  result  of any
                             untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

                                    (iv) arise as a result of any failure by the
                             Fund to provide the services and furnish the materials under the terms of this Agreement; or

                                    (v) arise out of or result from any material
                             breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

                      8.2(b).   An  Adviser  shall  not  be  liable  under  this
               indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

                      8.2(c).   An  Adviser  shall  not  be  liable  under  this
               indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                      8.2(d).  The Company agrees promptly to notify the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

                      8.3.  Indemnification by the Fund
                            ---------------------------

                      8.3(a). The Fund agrees to indemnify and hold harmless the
               Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (hereinafter collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

                                            (i) arise as a result of any failure
                             by the Fund to provide the services and furnish the materials under the terms of this Agreement; or

                                            (ii) arise out of or result from any
                             material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

                      8.3(b).   The  Fund   shall  not  be  liable   under  this
               indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

                      8.3(c).   The  Fund   shall  not  be  liable   under  this
               indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                      8.3(d).  The Company agrees promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.

                           ARTICLE IX. Applicable Law

                      9.1. This Agreement  shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York.

                      9.2. This Agreement  shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange
               Commission may grant  (including,  but not limited to, the Shared
               Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.


                             ARTICLE X. Termination

                      10.1. This Agreement shall continue in full force and effect until the first to occur of:

                      (a) termination by any party for any reason by sixty (60) days advance written notice delivered to the other parties; or

                      (b) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio based upon the Company's determination that shares of such Portfolio is not reasonably available to meet the requirements of the Contracts; or

                      (c) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

                      (d) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

                      (e)  termination  by the Company by written  notice to the
               Fund and the Adviser with respect to any Portfolio in the event that such Portfolio falls to meet the diversification requirements specified in Article VI hereof; or

                      (f) termination by either the Fund by written notice to the Company if the Fund shall determine, in its sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity, or

                      (g) termination by the Company by written notice to the Fund and the Adviser, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Adviser has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

                      (h) termination by the Fund or the Adviser by written notice to the Company, if the Company gives the Fund and the Adviser the written notice specified in Section 1.5 hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10.1(h) shall be effective forty five (45) days after the notice specified in Section 1.5 was given.

                      10.2. Notwithstanding any termination of this Agreement, the Fund shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing, Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redemption of investments in the Fund and/or investment in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by
               Article VII of this Agreement.

                      10.3.   The   Company   shall  not  redeem   Fund   shares
               attributable to the Contracts (as distinct from Fund shares attributable to the Company's assets held in the Account) except
               (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the Securities and Exchange Commission pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund 90 days prior written notice of its intention to do so.

                               ARTICLE XI. Notices

                      Any  notice  shall  be  sufficiently  given  when  sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                      If to the Fund:

                              Morgan Stanley Universal Funds, Inc.
                              c/o Morgan Stanley Asset Management Inc.
                              1221 Avenue of the Americas
                              New York, New York  10020
                              Attention: Harold J. Schaaff, Jr., Esq.

                      If to Adviser:

                             Morgan Stanley Asset Management Inc.
                             1221 Avenue of the Americas
                             New York, New York  10020
                             Attention: Harold J. Schaaff, Jr., Esq.

                      If to Adviser:

                             Miller Anderson & Sherrerd, LLP
                             One Tower Bridge
                             West Conshohocken, Pennsylvania 19428
                             Attention: Lorraine Truten

                      If to the Company:

                             _____________________________________
                             _____________________________________
                             _____________________________________
                             Attention: __________________________


                           ARTICLE XII. Miscellaneous

                      12.1. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

                      12.2. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

                      12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

                      12.4. This Agreement may be executed simultaneously in two
               or  more  counterparts,   each  of  which  taken  together  shall
               constitute one and the same instrument.

                      12.5. If any provision of this Agreement  shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                      12.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the National Association of Securities Dealers and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California Insurance Regulations and any other applicable law or regulations.

                      12.7. The rights,  remedies and  obligations  contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

                      12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that an Adviser may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Adviser, if such assignee is duly licensed and registered to perform the obligations of the Adviser under this Agreement.

                      12.9 The  Company  shall furnish,  or  shall  cause  to be furnished, to the Fund or its designee copies of the following reports:

                             (a) the Company's annual statement  (prepared under
                      statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

                             (b) the Company's quarterly statements  (statutory)
                      (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period:

                             (c)  any  financial  statement,   proxy  statement,
                      notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

                             (d) any registration  statement  (without exhibits)
                      and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

                             (e) any other  report  submitted  to the Company by
                      independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

                      IN WITNESS WHEREOF,  each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

               [NAME OF INSURANCE COMPANY]


               By:    ______________________________
                      Name:
                      Title:



               MORGAN STANLEY UNIVERSAL FUNDS, INC.


               By:    ______________________________
                      Name:
                      Title:



               MORGAN STANLEY ASSET MANAGEMENT INC.


               By:    ______________________________
                      Name:
                      Title:



               MILLER ANDERSON & SHERRERD, LLP


               By:    ______________________________
                      Name:
                      Title:

                                                                           Draft





                             PARTICIPATION AGREEMENT


                                      Among


                      MORGAN STANLEY UNIVERSAL FUNDS, INC.,

                      MORGAN STANLEY ASSET MANAGEMENT INC.

                         MILLER ANDERSON & SHERRERD, LLP

                                       and

                           [NAME OF INSURANCE COMPANY]

                                   DATED AS OF

                               ------------, ----

                  THIS AGREEMENT, made and entered into as of the day of ________, 1998 by and among [NAME OF INSURANCE COMPANY] (hereinafter the "Company"), an _______ corporation, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and GOLDMAN SACHS VARIABLE INSURANCE TRUST (hereinafter the "Fund"), a Delaware unincorporated business trust, GOLDMAN, SACHS & CO.
         (hereinafter the "Adviser"), a New York limited partnership.

         WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as (i) the investment vehicle for separate accounts established by insurance companies for individual and group life insurance policies and annuity contracts with variable accumulation and/or pay-out provisions (hereinafter referred to individually and/or collectively as "Variable Insurance Products") and (ii) the investment vehicle for certain qualified pension and retirement plans (hereinafter "Qualified Plans"); and

         WHEREAS, insurance companies desiring to utilize the Fund as an investment vehicle under their Variable Insurance Contracts enter into participation agreements with the Fund and the Adviser (the "Participating Insurance Companies");

         WHEREAS, shares of the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

         WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated September 19, 1996 (File No. 812-10118), granting Participating Insurance Companies and Variable Insurance Product separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by Variable Annuity Product separate accounts of both affiliated and unaffiliated life insurance companies and Qualified Plans (hereinafter the "Shared Funding Exemptive Order"); and

         WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

         WHEREAS, each Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

         WHEREAS, each Adviser manages certain Portfolios of the Fund; and

         WHEREAS, ________________________ (the "Underwriter") is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD") and serves as principal underwriter of the shares of the Fund; and

         WHEREAS, the Company has registered or will register certain Variable Insurance Products under the 1933 Act; and

         WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution or under authority of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Variable Insurance Product; and

         WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase, on behalf of each Account, shares in the Portfolios set forth in Schedule B attached to this Agreement, to fund certain of the aforesaid Variable Insurance Products and the Underwriter is authorized to sell such shares to each such Account at net asset value;

         NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:


                       ARTICLE I. Purchase of Fund Shares

         1.1. The Fund agrees to make available for purchase by the Company shares of the Fund and shall execute orders placed for each Account on a daily basis at the net asset value next computed after receipt by the Fund or its designee of such order. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 10:00 a.m. Eastern time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

         1.2. The Fund, so long as this Agreement is in effect, agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Directors of the Fund (hereinafter the "Board") may refuse to permit the Fund to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

         1.3. The Fund agrees that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts and to certain Qualified Plans. No shares of any Portfolio will be sold to the general public.

         1.4. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this
Section 1.4, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of such request for redemption on the next following Business Day.

         1.5. The Company agrees that purchases and redemption's of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Variable Insurance Products issued by the Company, under which amounts may be invested in the Fund (hereinafter the "Contracts"), are listed on Schedule A attached hereto and incorporated herein by reference, as such Schedule A may be amended from time to time by mutual written agreement of all of the parties hereto. The Company will give the Fund and the Adviser 45 days written notice of its intention to make available in the future, as a funding vehicle under the Contracts, any other investment company.

         1.6. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purposes of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

         1.7. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

         1.8. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

         1.9. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Eastern time) and shall use its best efforts to make such net asset value per share available by 7:00 p.m.
Eastern time.

                   ARTICLE II. Representations and Warranties

         2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section [Citation of state separate account law] and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

         2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Maryland and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

         2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

         2.4. The Company represents that the Contracts are currently treated as life insurance policies or annuity contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

         2.5. The Fund represents that to the extent that it decides to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Fund undertakes to have a board of directors, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

         2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Maryland and the Fund represents that their respective operations are and shall at all times remain in material compliance with the laws of the State of Maryland to the extent required to perform this Agreement.

         2.7. The Fund represents that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.

         2.8. Each Adviser represents and warrants that it is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that it will perform its obligations for the Fund in compliance in all material respects with the laws of its state of domicile and any applicable state and federal securities laws.

         2.9. The Fund represents and warrants that its directors, officers, employees, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid blanket fidelity bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

         2.10. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage, in an amount not less $5 million. The aforesaid includes coverage for larceny and embezzlement is issued by a reputable bonding company. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.


ARTICLE III. Prospectuses, Reports to Shareholders and Proxy Statements; Voting

         3.1. The Fund or its designee shall provide the Company with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies the Fund shall provide camera-ready film or computer diskettes containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the statement of additional information for the Fund and the statement of additional information for the Contracts printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

     3.2. Except as provided in this Section 3.2., all expenses of preparing, setting in type and printing and distributing Fund prospectuses and statements of additional information shall be the expense of the Company. For prospectuses and statements of additional information provided by the Company to its existing owners of Contracts who currently own shares of one or more of the Fund's Portfolios, in order to update disclosure as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the Company chooses to receive camera-ready film or computer diskettes in lieu of receiving printed copies of the Fund's prospectus, the Fund shall bear the cost of typesetting to provide the Fund's prospectus to the Company in the format in which the Fund is accustomed to formatting prospectuses, and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses. In such event, the Fund will reimburse the Company in an amount equal to the product of x and y where x is the number of such prospectuses distributed to owners of the Contracts who currently own shares of one or more of the Fund's Portfolios, and y is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's statement of additional information. The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of printing, typesetting, and distributing any prospectuses or statements of additional information other than those actually distributed to existing owners of the Contracts who currently own shares of one or more of the Fund's Portfolios.

         3.3. The Fund's statement of additional information shall be obtainable from the Fund, the Company or such other person as the Fund may designate, as agreed upon by the parties.

         3.4. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and statements of additional information, which are covered in section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

         3.5. If and to the extent required by law the Company shall:

               (i)  solicit voting instructions from Contract owners;

               (ii) vote  the  Fund  shares  in  accordance  with   instructions
                    received from Contract owners; and

               (iii)vote  Fund  shares  for  which  no  instructions  have  been received in the same proportion as Fund shares of such Portfolio for which instructions have been received,

so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. The Fund and the Company shall follow the procedures, and shall have the corresponding responsibilities, for the handling of proxy and voting instruction solicitations, as set forth in Schedule C attached hereto and incorporated herein by reference. Participating Insurance Companies shall be responsible for ensuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule C, which standards will also be provided to the other Participating Insurance Companies.

         3.6. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the Commission may promulgate with respect thereto.

         3.7.   The  Fund  shall  use   reasonable   efforts  to  provide   Fund
prospectuses, reports to shareholders, proxy materials and other Fund communications (or camera-ready equivalents) to the Company sufficiently in advance of the Company's mailing dates to enable the Company to complete, at reasonable cost, the printing, assembling and/or distribution of the communications in accordance with applicable laws and regulations.


                   ARTICLE IV. Sales Material and Information

         4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or the Adviser(s) is named, at least ten Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within ten Business Days after receipt of such material.

         4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund.

         4.3. The Fund or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s) is named at least ten Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material.

         4.4. The Fund and the Adviser shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts, other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

         4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, which are relevant to the Company or the Contracts.

         4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the investment in the Fund under the Contracts.

         4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials.


                          ARTICLE V. Fees and Expenses

         5.1. The Fund shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing.

         5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. Except as otherwise set forth in the Section 3.2 of this Agreement, the Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders, the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

         5.3. The Company shall bear the expenses of distributing the Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company.


                           ARTICLE VI. Diversification

         6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 817-5.


                        ARTICLE VII. Potential Conflicts

         7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by Variable Insurance Product owners; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

         7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

         7.3. If it is determined by a majority of the Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance policy owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

         7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account (at the Company's expense); provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.


         7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

         7.6. For purposes of Sections 7.3 through 7.5 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict.

         7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.


                          ARTICLE VIII. Indemnification

         8.1.  Indemnification By The Company

         8.1(a) The Company agrees to indemnify and hold harmless the Fund and each member of the Board and officers, and each Adviser and each director and officer of each Adviser, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

               (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

               (ii) arise out of or as a result of statements or representations
                    (other than statements or representations contained in the registration statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund or an Adviser) or unlawful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

               (iii)arise  out of or as a  result  of any  untrue  statement  or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company; or

               (iv) arise as a result of any  failure by the  Company to provide the services and furnish the materials under the terms of this Agreement; or

               (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

     8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

     8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

     8.2. Indemnification by the Adviser

     8.2(a). Each Adviser agrees, with respect to each Portfolio that it manages, to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of shares of the Portfolio that it manages or the Contracts and:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

               (ii) arise out of or as a result of statements or representations
                    (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or persons under its control and other than statements or representations authorized by the Company) or unlawful conduct of the Fund, Adviser(s) or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Portfolio shares; or

               (iii)arise  out of or as a  result  of any  untrue  statement  or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

               (iv) arise as a result of any  failure by the Fund to provide the services and furnish the materials under the terms of this Agreement; or

               (v) arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

     8.2(b). An Adviser shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

     8.2(c). An Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.2(d). The Company agrees promptly to notify the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

     8.3. Indemnification by the Fund

     8.3(a). The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (hereinafter collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

               (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement; or

               (ii) arise  out of or  result  from any  material  breach  of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

     8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

     8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.3(d). The Company agrees promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.

                           ARTICLE IX. Applicable Law

     9.1.  This  Agreement   shall  be  construed  and  the  provisions   hereof
interpreted under and in accordance with the laws of the State of New York.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.


                             ARTICLE X. Termination

     10.1. This Agreement shall continue in full force and effect until the first to occur of:

               (a) termination by any party for any reason by sixty (60) days advance written notice delivered to the other parties; or

               (b) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio based upon the Company's determination that shares of such Portfolio is not reasonably available to meet the requirements of the Contracts; or

               (c) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

               (d) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment
                    Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

               (e) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event that such Portfolio falls to meet the diversification requirements specified in Article VI hereof; or

               (f) termination by either the Fund by written notice to the Company if the Fund shall determine, in its sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity, or

               (g) termination by the Company by written notice to the Fund and the Adviser, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Adviser has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

               (h) termination by the Fund or the Adviser by written notice to the Company, if the Company gives the Fund and the Adviser the written notice specified in Section 1.5 hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this
                    Section 10.1(h) shall be effective forty five (45) days after the notice specified in Section 1.5 was given.

     10.2. Notwithstanding any termination of this Agreement, the Fund shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing, Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redemption of investments in the Fund and/or investment in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

     10.3. The Company shall not redeem Fund shares attributable to the Contracts (as distinct from Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the Securities and Exchange Commission pursuant to
Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund 90 days prior written notice of its intention to do so.

                               ARTICLE XI. Notices

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

     If to the Fund:


     If to Adviser:


     If to the Company:

     ======================================
     --------------------------------------                        Attention:
     __________________________


                           ARTICLE XII. Miscellaneous

     12.1. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

     12.2. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

     12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     12.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     12.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the National Association of Securities Dealers and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California Insurance Regulations and any other applicable law or regulations.

     12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

     12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that an Adviser may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Adviser, if such assignee is duly licensed and registered to perform the obligations of the Adviser under this Agreement.

     12. 9 The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

          (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

          (b) the Company's quarterly statements (statutory) (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period:

          (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

          (d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

          (e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

                  [NAME OF INSURANCE COMPANY]


                  By:      ______________________________
                           Name:
                           Title:



                  GOLDMAN SACHS VARIABLE INSURANCE TRUST


                  By:      ______________________________
                           Name:
                           Title:



                  GOLDMAN, SACHS & CO.


                  By:      ______________________________
                           Name:
                           Title:

                                                            Draft





                             PARTICIPATION AGREEMENT


                                      Among


                      MORGAN STANLEY UNIVERSAL FUNDS, INC.,

                      MORGAN STANLEY ASSET MANAGEMENT INC.

                         MILLER ANDERSON & SHERRERD, LLP

                                       and

                           [NAME OF INSURANCE COMPANY]

                                   DATED AS OF

                                ------------, ----

     THIS AGREEMENT, made and entered into as of the day of ________, 1998 by and among [NAME OF INSURANCE COMPANY] (hereinafter the "Company"), an _______ corporation, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST (hereinafter the "Fund"), a Delaware business trust, NEUBERGER & BERMAN MANAGEMENT INCORPORATED (hereinafter the "Adviser"), a New York corporation.

     WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as (i) the investment vehicle for separate accounts established by insurance companies for individual and group life insurance policies and annuity contracts with variable accumulation and/or pay-out provisions (hereinafter referred to individually and/or collectively as "Variable Insurance Products") and (ii) the investment vehicle for certain qualified pension and retirement plans (hereinafter "Qualified Plans"); and

     WHEREAS, insurance companies desiring to utilize the Fund as an investment vehicle under their Variable Insurance Contracts enter into participation agreements with the Fund and the Adviser (the "Participating Insurance Companies");

     WHEREAS, shares of the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

     WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated September 19, 1996 (File No. 812-10118), granting
Participating Insurance Companies and Variable Insurance Product separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by Variable Annuity Product separate accounts of both affiliated and unaffiliated life insurance companies and Qualified Plans (hereinafter the "Shared Funding Exemptive Order"); and

     WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

     WHEREAS, each Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

     WHEREAS, each Adviser manages certain Portfolios of the Fund; and

     WHEREAS, ________________________ (the "Underwriter") is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD") and serves as principal underwriter of the shares of the Fund; and

     WHEREAS, the Company has registered or will register certain Variable Insurance Products under the 1933 Act; and

     WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution or under authority of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Variable Insurance Product; and

     WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase, on behalf of each Account, shares in the Portfolios set forth in Schedule B attached to this Agreement, to fund certain of the aforesaid Variable Insurance Products and the Underwriter is authorized to sell such shares to each such Account at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:


                       ARTICLE I. Purchase of Fund Shares

     1.1. The Fund agrees to make available for purchase by the Company shares of the Fund and shall execute orders placed for each Account on a daily basis at the net asset value next computed after receipt by the Fund or its designee of such order. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 10:00 a.m. Eastern time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

     1.2. The Fund, so long as this Agreement is in effect, agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Directors of the Fund (hereinafter the "Board") may refuse to permit the Fund to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

     1.3. The Fund agrees that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts and to certain Qualified Plans. No shares of any Portfolio will be sold to the general public.

     1.4. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this Section 1.4, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of such request for redemption on the next following Business Day.

     1.5. The Company agrees that purchases and redemption's of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Variable Insurance Products issued by the Company, under which amounts may be invested in the Fund (hereinafter the "Contracts"), are listed on Schedule A attached hereto and incorporated herein by reference, as such Schedule A may be amended from time to time by mutual written agreement of all of the parties hereto. The Company will give the Fund and the Adviser 45 days written notice of its intention to make available in the future, as a funding vehicle under the Contracts, any other investment company.

     1.6. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of
Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purposes of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

     1.7. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

     1.8. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

     1.9. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Eastern time) and shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern time.

                   ARTICLE II. Representations and Warranties

     2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section [Citation of state separate account law] and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

     2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Maryland and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

     2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

     2.4. The Company represents that the Contracts are currently treated as life insurance policies or annuity contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

     2.5. The Fund represents that to the extent that it decides to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Fund undertakes to have a board of directors, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

     2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Maryland and the Fund represents that their respective operations are and shall at all times remain in material compliance with the laws of the State of Maryland to the extent required to perform this Agreement.

     2.7. The Fund represents that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.

     2.8. Each Adviser represents and warrants that it is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that it will perform its obligations for the Fund in compliance in all material respects with the laws of its state of domicile and any applicable state and federal securities laws.

     2.9. The Fund represents and warrants that its directors, officers, employees, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid blanket fidelity bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

     2.10. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage, in an amount not less $5 million. The aforesaid includes coverage for larceny and embezzlement is issued by a reputable bonding company. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.


 ARTICLE III. Prospectuses, Reports to Shareholders and Proxy Statements; Voting

     3.1. The Fund or its designee shall provide the Company with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies the Fund shall provide camera-ready film or computer diskettes containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the statement of additional information for the Fund and the statement of additional information for the Contracts printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

     3.2. Except as provided in this Section 3.2., all expenses of preparing, setting in type and printing and distributing Fund prospectuses and statements of additional information shall be the expense of the Company. For prospectuses and statements of additional information provided by the Company to its existing owners of Contracts who currently own shares of one or more of the Fund's Portfolios, in order to update disclosure as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the Company chooses to receive camera-ready film or computer diskettes in lieu of receiving printed copies of the Fund's prospectus, the Fund shall bear the cost of typesetting to provide the Fund's prospectus to the Company in the format in which the Fund is accustomed to formatting prospectuses, and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses. In such event, the Fund will reimburse the Company in an amount equal to the product of x and y where x is the number of such prospectuses distributed to owners of the Contracts who currently own shares of one or more of the Fund's Portfolios, and y is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's statement of additional information. The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of printing, typesetting, and distributing any prospectuses or statements of additional information other than those actually distributed to existing owners of the Contracts who currently own shares of one or more of the Fund's Portfolios.

     3.3. The Fund's statement of additional information shall be obtainable from the Fund, the Company or such other person as the Fund may designate, as agreed upon by the parties.

     3.4. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and statements of additional information, which are covered in section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

     3.5. If and to the extent required by law the Company shall:

          (i)  solicit voting instructions from Contract owners;

          (ii) vote the Fund shares in accordance with instructions received from Contract owners; and

          (iii)vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such Portfolio for which instructions have been received,

so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. The Fund and the Company shall follow the procedures, and shall have the corresponding responsibilities, for the handling of proxy and voting instruction solicitations, as set forth in Schedule C attached hereto and incorporated herein by reference. Participating Insurance Companies shall be responsible for ensuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule C, which standards will also be provided to the other Participating Insurance Companies.

     3.6. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the Commission may promulgate with respect thereto.

     3.7. The Fund shall use reasonable efforts to provide Fund prospectuses, reports to shareholders, proxy materials and other Fund communications (or camera-ready equivalents) to the Company sufficiently in advance of the Company's mailing dates to enable the Company to complete, at reasonable cost, the printing, assembling and/or distribution of the communications in accordance with applicable laws and regulations.


                   ARTICLE IV. Sales Material and Information

     4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or the Adviser(s) is named, at least ten Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within ten Business Days after receipt of such material.

     4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund.

     4.3. The Fund or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s) is named at least ten Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material.

     4.4. The Fund and the Adviser shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts, other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

     4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, which are relevant to the Company or the Contracts.

     4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the investment in the Fund under the Contracts.

     4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials.



                          ARTICLE V. Fees and Expenses

     5.1. The Fund shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing.

     5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. Except as otherwise set forth in the
Section 3.2 of this Agreement, the Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders, the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

     5.3. The Company shall bear the expenses of distributing the Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company.


                           ARTICLE VI. Diversification

     6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 817-5.


                        ARTICLE VII. Potential Conflicts

     7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by Variable Insurance Product owners; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

     7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

     7.3. If it is determined by a majority of the Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance policy owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

     7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account (at the Company's expense); provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

     7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

     7.6. For purposes of Sections 7.3 through 7.5 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict.

     7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.



                          ARTICLE VIII. Indemnification

     8.1. Indemnification By The Company

     8.1(a) The Company agrees to indemnify and hold harmless the Fund and each member of the Board and officers, and each Adviser and each director and officer of each Adviser, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

          (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund or an Adviser) or unlawful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

          (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company; or

          (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

          (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

     8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

     8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

     8.2. Indemnification by the Adviser

     8.2(a). Each Adviser agrees, with respect to each Portfolio that it manages, to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of shares of the Portfolio that it manages or the Contracts and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

          (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or persons under its control and other than statements or representations authorized by the Company) or unlawful conduct of the Fund, Adviser(s) or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Portfolio shares; or

          (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

          (iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement; or

          (v) arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

     8.2(b). An Adviser shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

     8.2(c). An Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.2(d). The Company agrees promptly to notify the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

     8.3. Indemnification by the Fund

     8.3(a). The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (hereinafter collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

          (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement; or

          (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

     8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

     8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.3(d). The Company agrees promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.

                           ARTICLE IX. Applicable Law

     9.1.  This  Agreement   shall  be  construed  and  the  provisions   hereof
interpreted under and in accordance with the laws of the State of New York.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.


                             ARTICLE X. Termination

     10.1. This Agreement shall continue in full force and effect until the first to occur of:

          (a) termination by any party for any reason by sixty (60) days advance written notice delivered to the other parties; or

          (b) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio based upon the Company's determination that shares of such Portfolio is not reasonably available to meet the requirements of the Contracts; or

          (c) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

          (d) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

          (e) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event that such Portfolio falls to meet the diversification requirements specified in Article VI hereof; or

          (f) termination by either the Fund by written notice to the Company if the Fund shall determine, in its sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity, or

          (g) termination by the Company by written notice to the Fund and the Adviser, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Adviser has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

          (h) termination by the Fund or the Adviser by written notice to the Company, if the Company gives the Fund and the Adviser the written notice specified in Section 1.5 hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10.1(h) shall be effective forty five (45) days after the notice specified in
     Section 1.5 was given.

     10.2. Notwithstanding any termination of this Agreement, the Fund shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing, Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redemption of investments in the Fund and/or investment in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

     10.3. The Company shall not redeem Fund shares attributable to the Contracts (as distinct from Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the Securities and Exchange Commission pursuant to
Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund 90 days prior written notice of its intention to do so.

                               ARTICLE XI. Notices

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

     If to the Fund:


     If to Adviser:


     If to the Company:

     ======================================
-------------------------------------- Attention: __________________________


                           ARTICLE XII. Miscellaneous

     12.1. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

     12.2. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

     12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     12.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     12.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the National Association of Securities Dealers and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California Insurance Regulations and any other applicable law or regulations.

     12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

     12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that an Adviser may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Adviser, if such assignee is duly licensed and registered to perform the obligations of the Adviser under this Agreement.

     12. 9 The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

          (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

          (b) the Company's quarterly statements (statutory) (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period:

          (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

          (d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

          (e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

                  [NAME OF INSURANCE COMPANY]


                  By:      ______________________________
                           Name:
                           Title:



                  NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST


                  By:      ______________________________
                           Name:
                           Title:



                  NEUBERGER & BERMAN MANAGEMENT INCORPORATED


                  By:      ______________________________
                           Name:
                           Title:

                             PARTICIPATION AGREEMENT


                                      Among


                      MORGAN STANLEY UNIVERSAL FUNDS, INC.,

                      MORGAN STANLEY ASSET MANAGEMENT INC.

                         MILLER ANDERSON & SHERRERD, LLP

                                       and

                           [NAME OF INSURANCE COMPANY]

                                   DATED AS OF

                                                ------------, ----